Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Twelve months Ended

December 31, 2011

2901 Butterfield Road

Oak Brook, Illinois 60523

Telephone:  (630) 218-8000

Facsimile:  (630) 218-7357

www.inlandrealestate.com

Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Twelve months Ended December 31, 2011

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 12

Financial Highlights	13 – 15

Debt Schedule	16 – 18

Significant Retail Tenants	19 – 20

Lease Expiration Analysis	21 – 23

Leasing Activity	24 – 32

Same Store Net Operating Income Analysis	33 – 34

Property Transactions	35 – 36

Unconsolidated Joint Ventures	37 – 45

Property List	46 – 57

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2011 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	cunningham@inlandgroup.com

Inland Real Estate Corporation

Reports Fourth Quarter and Year 2011 Results

OAK BROOK, IL (February 9, 2012) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three and twelve months ended December 31, 2011.

Key Points

•

Funds From Operations (FFO) per common share was $0.21 and FFO adjusted for impairment of non-depreciable real estate and other non-cash adjustments, net of taxes, per common share was $0.22 for the fourth quarter of 2011, compared to FFO and FFO adjusted per share of $0.21 for the fourth quarter of 2010.

•

FFO per share was $0.67 for full year 2011, compared to $0.62 for 2010; FFO adjusted per share was $0.82 for 2011 compared to $0.84 for the prior year.

•

Consolidated same store net operating income (NOI) increased by 8.7 percent and 4.2 percent for the three and twelve months ended December 31, 2011, respectively, over the same periods last year.

•

Total portfolio financial occupancy was 90.3 percent and consolidated same store financial occupancy was 89.1 percent at year end 2011, representing increases of 110 basis points and 30 basis points, respectively, over occupancy rates one year ago.

•

Company increased average base rent for new and renewal leases signed in the total portfolio by 17.5 percent and 6.4 percent, respectively, over expiring rents for the quarter. For 2011, Company increased average base rent by 7.4 percent for new leases and 6.9 percent for renewal leases, over expiring rents.

•

Executed 91 leases within the total portfolio for 478,829 square feet for the quarter, representing an increase in square feet leased of 30.2 percent over prior quarter. For 2011, leased 1.9 million square feet, second only to 2010 for largest amount of square feet leased in a single year by the Company.

•

Closed new $50 million, seven-year unsecured term loan; utilized proceeds of loan, cash on hand and line of credit facility to repurchase entire $81 million in principal of 4.625% convertible senior notes that remained outstanding at beginning of quarter.

•

Recorded fee income from unconsolidated joint ventures of $6.0 million for 2011, an increase of more than 68 percent over 2010.

•

Acquired through the IRC-PGGM joint venture three retail properties for an aggregate price of $56 million during the quarter: 137,821-square-foot grocery-anchored center in Milwaukee, Wis. suburb; 88,218-square-foot grocery-anchored center in Chicago; and 105,471-square-foot national, big-box-anchored retail center in Cincinnati, Ohio market.

Financial Results for the Quarter

For the quarter ended December 31, 2011, Funds From Operations (FFO) attributable to common stockholders was $19.1 million, compared to $18.5 million for the fourth quarter of 2010. On a per share basis, FFO was $0.21 (basic and diluted) in each period.

For the quarter ended December 31, 2011, FFO adjusted for impairment of non-depreciable real estate and other non-cash adjustments, net of taxes was $19.2 million, compared to $18.7 million in the prior year quarter. On a per share basis, FFO adjusted for those items was $0.22 (basic and diluted) for the quarter, compared to $0.21 for the fourth quarter of 2010.

0

The increases in FFO and FFO adjusted were primarily due to higher consolidated same store net operating income (NOI) and lower interest expense, partially offset by decreased gains on the sale of joint venture interests through our IPCC joint venture, compared to the prior year quarter.

Net income attributable to common stockholders for the fourth quarter of 2011 was $0.9 million, compared to $4.0 million for the fourth quarter of 2010. On a per share basis, net income attributable to common stockholders was $0.01 (basic and diluted), compared to $0.05 for the prior year quarter. Net income for the quarter decreased primarily due to the recording of aggregate non-cash impairment charges of $2.8 million related to two consolidated single-tenant properties under contract to sell at prices below their current carrying value and by the aforementioned lower gains on the sale of joint venture interests. Net income attributable to common stockholders also was impacted by dividends declared during the quarter on the outstanding shares of the 8.125% Series A Cumulative Redeemable Preferred Stock (Preferred Stock) that were issued by the Company in October of 2011.

Financial Results for the Twelve Months Ended December 31, 2011

For the twelve months ended December 31, 2011, FFO attributable to common stockholders was $59.6 million, compared to $53.1 million for the same period in 2010. On a per share basis, FFO for the full year 2011 was $0.67 (basic and diluted), compared to FFO of $0.62 for the prior year.

For the year ended December 31, 2011, the Company recorded aggregate non-cash impairment charges of non-depreciable real estate and other non-cash adjustments, net of taxes, of $12.6 million related to the North Aurora Towne Center development joint venture project to reflect the property at its reduced fair value. By comparison, the Company recorded aggregate non-cash impairment charges of non-depreciable real estate, net of taxes, related to unconsolidated development joint venture projects and a gain on the extinguishment of debt, netting to $19.4 million for the year ended December 31, 2010.

FFO, adjusted for impairment of non-depreciable real estate and other non-cash adjustments, net of taxes, was $72.2 million for the year ended December 31, 2011, compared to $72.4 million for the full year 2010. On a per share basis, FFO adjusted for those items was $0.82 (basic and diluted) for 2011, compared to $0.84 for the prior year.

Net loss attributable to common stockholders for the twelve months ended December 31, 2011, was $8.1 million, compared to net income of $1.2 million for the same period in 2010. On a per share basis, net loss attributable to common stockholders was $0.09 (basic and diluted), compared to net income of $0.01 for the prior year. Net income decreased due to higher depreciation and amortization expense, higher interest expense, lower gains from the sale of interests in properties acquired through the joint venture with Inland Private Capital Corporation (IPCC), decreased gains on the sale of investment securities, and the impact in the prior year period of combined gains on the change in control of Algonquin Commons and extinguishment of debt totaling $6.5 million. Net income attributable to common stockholders also was impacted by dividends declared on the outstanding shares of Preferred Stock issued by the Company in the fourth quarter of 2011. The decrease in net income was partially offset by lower non-cash impairment charges compared to the prior year period.

The Company adjusts FFO for the impact of non-cash impairment of non-depreciable real estate and other non-cash adjustments, net of taxes recorded in comparable periods, in order to present the performance of its core portfolio operations. Reconciliations of FFO and FFO, adjusted, to net loss attributable to common stockholders, calculated in accordance with U.S. GAAP, as well as FFO per share and FFO, adjusted per share to net loss attributable to common stockholders per share, are provided at the end of this press release.

Commented Mark Zalatoris, Inland Real Estate Corporation's president and chief executive officer, “The  momentum in portfolio operations is reflected in gains in NOI for the consolidated same store portfolio and average base rents for both the quarter and full year. Lease execution also was robust, with approximately 1.9 million square feet of retail space leased across the total portfolio in 2011. As well, we believe the deliberate improvements we have made to our tenant mix have increased the value of our real estate assets.

“Today, we are also better capitalized with enhanced liquidity and flexibility. In addition to a well-priced Preferred Stock offering, in 2011 we took advantage of market opportunities to secure improved terms for our credit facilities as well as lock in new financing with attractive rates to address secured debt maturities, finance acquisitions, and repurchase our 4.625% convertible senior notes.”

Zalatoris added, “As the markets recover, our stronger operating platform should provide continued momentum for growth. Our joint ventures are therefore a primary focus. Toward that end, in 2011 we doubled the amount of acquisitions for our IPCC joint venture over the prior year and added assets in the Chicago, Minneapolis, Milwaukee and Cincinnati markets to our venture with PGGM.”

Portfolio Performance

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and twelve-month periods during each year. A total of 104 of the Company’s investment properties within the consolidated portfolio satisfied this criterion during these periods and are referred to as “same store” properties. Same store net operating income (NOI) is a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties.

A reconciliation of consolidated same store NOI to net loss attributable to common stockholders, calculated in accordance with U.S. GAAP, is provided at the end of this news release.

Consolidated portfolio same store NOI was $24.2 million for the quarter and $90.8 million for the twelve months ended December 31, 2011, representing increases of 8.7 percent and 4.2 percent, respectively, over the prior year periods. The increases were primarily due to decreased property operating expense, including lower real estate tax bills.

As of December 31, 2011, same store financial occupancy for the consolidated portfolio was 89.1 percent, representing increases of 90 and 30 basis points, respectively, over same store financial occupancy at September 30, 2011, and December 31, 2010.

Leasing

For the quarter ended December 31, 2011, the Company executed 91 leases within the total portfolio aggregating 478,829 square feet of gross leasable area (“GLA”), an increase in square feet leased of 30.2 percent over the prior quarter. Leasing activity for this period included 56 renewal leases comprising 327,320 square feet of GLA with an average rental rate of $15.01 per square foot and representing an increase of 6.4 percent over the average expiring rent. Twelve new leases and 23 non-comparable leases aggregating 151,509 square feet of GLA were signed during the quarter. New leases executed during the quarter had an average rental rate of $12.52 per square foot, an increase of 17.5 percent over the expiring rent. The non-comparable leases were signed with an average rental rate of $13.58 per square foot. Non-comparable leases represent leases signed for expansion square footage or for space in which there was no former tenant in place for one year or more. On a blended basis, the 68 new and renewal leases signed during the quarter had an average rental rate of $14.59 per square foot, representing an increase of 7.9 percent over the average expiring rent. The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 92.7 percent as of December 31, 2011, compared to 93.8 percent as of September 30, 2011, and 93.3 percent as of December 31, 2010. The decrease in total portfolio leased occupancy primarily was due to lease expirations on two big-box spaces that are currently being marketed for sale or lease, as well as the sales of 100-percent-occupied properties in the consolidated and unconsolidated portfolios during the quarter.

Financial occupancy for the total portfolio was 90.3 percent as of December 31, 2011, compared to 88.5 percent as of September 30, 2011, and 89.2 percent as of December 31, 2010. The increase in total portfolio financial occupancy was due to new tenants exiting abatement periods and beginning to pay rent during the quarter. Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, and excludes tenants in abatement periods. All occupancy rates exclude seasonal leases.

As of December 31, 2011, the spread between leased and financial occupancy narrowed to 240 basis points from 410 basis points at the end of the fourth quarter of 2010. The decreased spread between leased and financial occupancy indicates that an increased number of new tenants are open for business and paying rent under leases signed earlier in 2011.

EBITDA, Balance Sheet, Liquidity and Market Value

Earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for non-cash impairments of non-depreciable real estate and other non-cash adjustments, was $32.3 million for the quarter, compared to $31.3 million for the fourth quarter of 2010. For the year ended December 31, 2011, EBITDA, adjusted for those items, was $124.6 million, compared to $119.9 million for the prior year period. Definitions and reconciliations of EBITDA and adjusted EBITDA to income (loss) from continuing operations are provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 2.8 times for the quarter ended December 31, 2011, compared to 2.5 times for the prior quarter and 2.4 times for the fourth quarter of 2010. The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company’s operating performance in that expenses that may not be indicative of operating performance are excluded.

During the quarter, the Company closed a new $50 million, seven-year unsecured term loan with a rate of 3.5 percent. The Company utilized the term loan proceeds, cash on hand and its line of credit facility to repurchase the remaining $81 million in principal of 4.625% convertible senior notes outstanding as of October 2011 plus accrued interest.  The Company expects to realize interest expense savings of approximately $2 million during 2012, due to the term loan’s lower interest rate, currently 3.5 percent, versus the 5.875 percent rate used in accordance with accounting rules to record interest expense for the 4.625% convertible senior notes.

As of December 31, 2011, the Company had an equity market capitalization (common shares) of $677.2 million, Preferred Stock (at face value) of $50.0 million, and total debt outstanding of $921.0 million (including the pro-rata share of debt in unconsolidated joint ventures and full face value of convertible notes) for a total market capitalization of approximately $1.6 billion and a debt-to-total market capitalization of 55.9 percent. Including the convertible notes, 52.2 percent of consolidated debt bears interest at fixed rates.

As of December 31, 2011, the weighted average interest rate on the fixed rate debt was 5.49 percent and the overall weighted average interest rate, including variable rate debt, was 4.33 percent. The Company had $80 million outstanding on its $150 million unsecured line of credit facility at the end of the quarter.

Acquisitions

On November 1, 2011, and as previously announced, IRC acquired for $25.8 million the 174,782-square-foot Bradley Commons shopping center, a regional power center located approximately 50 miles south of Chicago.

Dispositions

During the quarter the Company sold three unanchored neighborhood retail centers: Rose Plaza East and Rose Plaza West in Naperville, Ill., for a total sales price of $5.05 million, and Orland Park Retail in Orland Park, Ill., for $975,000.

Joint Venture Activity

In the fourth quarter, the joint venture with IPCC completed sales of all remaining interests in the 100-percent-leased National Net Leased Portfolio, comprised of 16 single-tenant retail properties in nine states aggregating approximately 108,000 square feet of GLA plus two ground leases.

During the quarter, the IRC-PGGM joint venture acquired the following assets: the 137,821-square-foot, 94 percent leased Brownstones Shopping Center anchored by Roundy’s Metro Market and TJ Maxx in Brookfield, Wis., for $24.1 million; the 88,218-square-foot, 95 percent leased Elston Plaza anchored by SuperValu’s Jewel-Osco in Chicago, Ill., for $18.9 million; and the 105,471-square-foot, 95 percent leased Turfway Commons anchored by Babies R Us, Michaels and Guitar Center and shadow-anchored by Sam’s Club, in the Cincinnati, Ohio market for $13 million.  In conjunction with the acquisitions and according to the terms of the joint venture agreement with PGGM, IRC contributed the Quarry Retail shopping center in Minneapolis, Minn.; the Caton Crossing shopping center in Plainfield, Ill.; and the Woodfield Plaza shopping center in Schaumburg, Ill., to the venture.

Total fee income from unconsolidated joint ventures was $1.8 million for the fourth quarter and $6.0 million for the full year 2011, representing increases of 54.6 percent and 68.4 percent, respectively, over the prior year periods. The increases primarily were due to higher acquisition fee income from the IRC-IPCC joint venture and more assets under management through the joint ventures with IPCC and PGGM.

Distributions

On November 15, 2011, the Company paid a cash dividend of $0.220052 per share on the outstanding shares of its 8.125% Series A Cumulative Redeemable Preferred Stock to Preferred Stockholders of record as of November 1, 2011.  In December 2011 and January 2012, the Company paid a monthly cash dividend to Preferred Stockholders of $0.169271 per share on the outstanding shares of its Preferred Stock. In addition, the Company has declared a cash dividend of $0.169271 per share on the outstanding shares of its Preferred Stock, payable on February 15, 2012, to Preferred Stockholders of record as of February 1, 2012.

In November and December 2011 and January 2012, the Company paid monthly cash distributions to Common Stockholders of $0.0475 per common share. The Company also declared a cash distribution of $0.0475 per common share, payable on February 17, 2012, to common stockholders of record as of January 31, 2012.

Guidance

For fiscal year 2012, the Company expects FFO per common share (basic and diluted), to range from $0.84 to $0.89, consolidated same store net operating income to increase by 1 percent to 3 percent, and average total portfolio financial occupancy to range from 90 percent to 91 percent.

Conference Call/Webcast

Management will host a conference call to discuss the Company’s financial and operational results on Thursday, February 9, 2012, at 2:00 p.m. CT (3:00 p.m. ET). Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers. A live webcast also will be available on the Company’s website at www.inlandrealestate.com. The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on February 20, 2012. Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay pass code 10008889. An online playback of the webcast will be archived for approximately one year within the investor relations section of the Company’s website.

About Inland Real Estate Corporation

Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that owns and operates open-air neighborhood, community, power and lifestyle retail centers and single-tenant properties located primarily in the Midwestern United States. As of December 31, 2011, the Company owned interests in 146 investment properties, including 38 owned through its unconsolidated joint ventures, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three and twelve months ended December 31, 2011, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2011 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

December 31, 2011 and 2010

(In thousands except per share data)

	December 31, 2011 (unaudited)	December 31, 2010
Assets:

Investment properties:
Land	$314,384	345,637
Construction in progress	1,669	142
Building and improvements	950,421	999,723

	1,266,474	1,345,502
Less accumulated depreciation	323,839	326,546

Net investment properties	942,635	1,018,956

Cash and cash equivalents	7,751	13,566
Investment in securities	12,075	10,053
Accounts receivable, net	30,097	37,755
Investment in and advances to unconsolidated joint ventures	101,670	103,616
Acquired lease intangibles, net	31,948	38,721
Deferred costs, net	18,760	17,041
Other assets	14,970	15,133

Total assets	$1,159,906	1,254,841

Liabilities:

Accounts payable and accrued expenses	$33,165	34,768
Acquired below market lease intangibles, net	11,147	10,492
Distributions payable	4,397	4,139
Mortgages payable	391,202	483,186
Unsecured credit facilities	280,000	195,000
Convertible notes	27,863	107,360
Other liabilities	21,719	18,898

Total liabilities	769,493	853,843

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; 2,300 Series A shares issued and outstanding at December 31, 2011 and none issued and outstanding at December 31, 2010.	50,000	-
Common stock, $0.01 par value, 500,000 Shares authorized; 88,992 and 87,838 Shares issued and outstanding at December 31, 2011 and 2010, respectively	890	878
Additional paid-in capital (net of offering costs of $67,753 and $65,322 at December 31, 2011 and 2010, respectively)	783,211	775,348
Accumulated distributions in excess of net income	(435,201)	(376,480)
Accumulated other comprehensive income (expense)	(7,400)	1,148

Total stockholders' equity	391,500	400,894

Noncontrolling interest	(1,087)	104

Total equity	390,413	400,998

Total liabilities and stockholders' equity	$1,159,906	1,254,841

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets (continued)

December 31, 2011 and 2010

(In thousands except per share data)

The following table presents certain assets and liabilities of consolidated variable interest entities (VIEs), which are included in the Consolidated Balance Sheet above as of December 31, 2010.  There were no consolidated VIE assets and liabilities as of December 31, 2011.  The assets in the table below include only those assets that can be used to settle obligations of consolidated VIEs.  The liabilities in the table below include third-party liabilities of consolidated VIEs only, and exclude intercompany balances that are eliminated in consolidation.

December 31, 2010
Assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs:

Investment properties:
Land	$7,292
Building and improvements	22,283

29,575
Less accumulated depreciation	237

Net investment properties	29,338

Acquired lease intangibles, net	5,450
Other assets	403

Total assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs	$35,191

Liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company:

Mortgages payable	$19,353
Other liabilities	615

Total liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company	$19,968

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three and twelve months ended December 31, 2011 and 2010 (unaudited)

(In thousands except per share data)

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010
Revenues:
Rental income	$28,617	30,407	119,100	116,796
Tenant recoveries	6,221	11,717	39,589	42,770
Other property income	549	508	2,510	2,029
Fee income from unconsolidated joint ventures	1,787	1,156	6,027	3,578
Total revenues	37,174	43,788	167,226	165,173

Expenses:
Property operating expenses	5,263	9,393	27,915	31,142
Real estate tax expense	3,486	7,463	28,530	32,472
Depreciation and amortization	12,096	11,847	50,303	44,188
Provision for asset impairment	2,841	200	8,064	18,190
General and administrative expenses	3,846	3,250	14,656	13,735
Total expenses	27,532	32,153	129,468	139,727

Operating income	9,642	11,635	37,758	25,446

Other income	257	365	2,438	4,563
Gain (loss) on change in control of investment property	-	(104)	(1,400)	5,018
Gain on sale of joint venture interest	453	1,693	1,366	4,555
Gain on extinguishment of debt	-	-	-	1,481
Interest expense	(9,133)	(10,782)	(41,668)	(36,293)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	1,219	2,807	(1,506)	4,770

Income tax benefit (expense) of taxable REIT subsidiaries	(522)	216	632	(719)
Equity in earnings (loss) of unconsolidated joint ventures	196	(173)	(8,124)	(4,365)
Income (loss) from continuing operations	893	2,850	(8,998)	(314)
Income from discontinued operations	978	1,242	1,944	1,838
Net income (loss)	1,871	4,092	(7,054)	1,524

Less: Net income attributable to the noncontrolling interest	(19)	(74)	(130)	(306)
Net income (loss) attributable to Inland Real Estate Corporation	1,852	4,018	(7,184)	1,218

Dividends on preferred shares	(948)	-	(948)	-
Net income (loss) attributable to common stockholders	904	4,018	(8,132)	1,218

Other comprehensive income (expense):
Unrealized gain (loss) on investment securities	779	211	(1,053)	1,549
Reversal of unrealized gain to realized gain on investment securities	-	(104)	(1,191)	(2,080)
Unrealized loss on derivative instruments	(328)	(2,092)	(6,304)	(2,031)

Comprehensive income (loss)	$1,355	2,033	(16,680)	(1,344)

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$-	0.03	(0.11)	(0.01)
Income from discontinued operations	0.01	0.02	0.02	0.02
Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$0.01	0.05	(0.09)	0.01

Weighted average number of common shares outstanding – basic	88,838	87,251	88,530	85,951

Weighted average number of common shares outstanding – diluted	88,954	87,340	88,530	85,951

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest, which NAREIT further elaborated to exclude impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net income (loss) attributable to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges on non-depreciable real estate and other non-cash adjustments, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010

Net income (loss) attributable to common stockholders	$904	4,018	(8,132)	1,218
Gain on sale of investment properties	(955)	(1,108)	(1,510)	(1,490)
(Gain) loss from change in control of investment property	-	104	1,400	(5,018)
Impairment of depreciable operating property	2,841	-	2,841	-
Equity in depreciation and amortization of unconsolidated joint ventures	4,260	3,474	14,653	13,642
Amortization on in-place lease intangibles	1,293	1,355	6,540	4,478
Amortization on leasing commissions	372	313	1,423	1,120
Depreciation, net of noncontrolling interest	10,399	10,300	42,415	39,123

Funds From Operations attributable to common stockholders	19,114	18,456	59,630	53,073

Gain on extinguishment of debt	-	-	-	(1,481)
Impairment loss, net of taxes:
Provision for asset impairment	-	200	5,223	18,190
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	-	7,824	2,498
Other non-cash adjustments	99	-	940	-
Provision for income taxes:
Tax (benefit) expense related to current impairment charges, net of valuation allowance	-	-	(1,368)	147

Funds From Operations attributable to common stockholders, adjusted	$19,213	18,656	72,249	72,427

Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$0.01	0.05	(0.09)	0.01

Funds From Operations attributable to common stockholders, per weighted average common share – basic and diluted	$0.21	0.21	0.67	0.62

Funds From Operations attributable to common stockholders, adjusted, per weighted average common share – basic and diluted	$0.22	0.21	0.82	0.84

Weighted average number of common shares outstanding, basic	88,838	87,251	88,530	85,951

Weighted average number of common shares outstanding, diluted	88,954	87,340	88,633	86,036

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010

Net income (loss)	$1,871	4,092	(7,054)	1,524
Net income attributable to noncontrolling interest	(19)	(74)	(130)	(306)
Gain on sale of property	(955)	(1,108)	(1,510)	(1,536)
(Gain) loss from change in control of investment property	-	104	1,400	(5,018)
Income tax (benefit) expense of taxable REIT subsidiaries	522	(216)	(632)	719
Interest expense	9,133	10,782	41,668	36,293
Interest expense associated with discontinued operations	-	-	-	575
Interest expense associated with unconsolidated joint ventures	2,511	2,072	8,865	9,774
Depreciation and amortization	12,096	11,847	50,303	44,188
Depreciation and amortization associated with discontinued operations	3	97	257	832
Depreciation and amortization associated with unconsolidated joint ventures	4,260	3,474	14,653	13,642

EBITDA	29,422	31,070	107,820	100,687

Gain on extinguishment of debt	-	-	-	(1,481)
Provision for asset impairment	2,841	200	8,064	18,190
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	-	7,824	2,498
Other non-cash adjustments	99	-	940	-

EBITDA, adjusted	$32,362	31,270	124,648	119,894

Total Interest Expense	$11,644	12,854	50,533	46,642

EBITDA: Interest Expense Coverage Ratio	2.5 x	2.4 x	2.1 x	2.2 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.8 x	2.4 x	2.5 x	2.6 x

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2011 and 2010, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and twelve months ended December 31, 2011 and 2010.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended December 31,2011	Three months ended December 31, 2010	% Change	Twelve months ended December 31,2011	Twelve months ended December 31, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 104 properties
Rental income	$24,793	24,562	0.9%	98,132	97,268	0.9%
Tenant recovery income	5,129	9,541	-46.2%	33,393	35,315	-5.4%
Other property income	500	401	24.7%	2,324	1,788	30.0%
"Other investment properties”
Rental income	3,505	5,304		18,981	18,102
Tenant recovery income	1,092	2,176		6,196	7,455
Other property income	49	107		186	241
Total rental income and additional income	$35,068	42,091		159,212	160,169

Property operating expenses:
"Same store" investment properties, 104 properties
Property operating expenses	$3,860	6,431	-40.0%	19,754	21,086	-6.3%
Real estate tax expense	2,327	5,785	-59.8%	23,258	26,082	-10.8%
"Other investment properties"
Property operating expenses	844	1,503		4,149	3,769
Real estate tax expense	1,159	1,678		5,272	6,390
Total property operating expenses	$8,190	15,397		52,433	57,327

Property net operating income
"Same store" investment properties	$24,235	22,288	8.7%	90,837	87,203	4.2%
"Other investment properties"	2,643	4,406		15,942	15,639
Total property net operating income	$26,878	26,694		106,779	102,842

Other income:
Straight-line rents	$277	514		1,631	1,522
Amortization of lease intangibles	42	27		356	(96)
Other income	257	365		2,438	4,563
Fee income from unconsolidated joint ventures	1,787	1,156		6,027	3,578
Gain (loss) on change in control of investment property	-	(104)		(1,400)	5,018
Gain on sale of joint venture interest	453	1,693		1,366	4,555
Gain on extinguishment of debt	-	-		-	1,481

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(522)	216		632	(719)
Bad debt expense	(559)	(1,459)		(4,012)	(6,287)
Depreciation and amortization	(12,096)	(11,847)		(50,303)	(44,188)
General and administrative expenses	(3,846)	(3,250)		(14,656)	(13,735)
Interest expense	(9,133)	(10,782)		(41,668)	(36,293)
Provision for asset impairment	(2,841)	(200)		(8,064)	(18,190)
Equity in earnings (loss) of unconsolidated ventures	196	(173)		(8,124)	(4,365)

Income (loss) from continuing operations	893	2,850		(8,998)	(314)
Income from discontinued operations	978	1,242		1,944	1,838
Net income (loss)	1,871	4,092		(7,054)	1,524

Less: Net income attributable to the noncontrolling interest	(19)	(74)		(130)	(306)
Net income (loss) attributable to Inland Real Estate Corporation	1,852	4,018		(7,184)	1,218

Dividends on preferred shares	(948)	-		(948)	-
Net income (loss) attributable to common stockholders	$904	4,018		(8,132)	1,218

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010

Total revenues, as reported	$37,174	43,788	167,226	165,173

Total revenues, including unconsolidated joint ventures at 100%	$56,190	59,066	235,873	229,813

Net income (loss) attributable to common stockholders (1)	$904	4,018	(8,132)	1,218
Gain on sale of investment properties	(955)	(1,108)	(1,510)	(1,490)
(Gain) loss from change in control of investment property	-	104	1,400	(5,018)
Impairment of depreciable operating property	2,841	-	2,841	-
Equity in depreciation and amortization of unconsolidated joint ventures	4,260	3,474	14,653	13,642
Amortization on in-place leases intangibles	1,293	1,355	6,540	4,478
Amortization on leasing commissions	372	313	1,423	1,120
Depreciation, net of noncontrolling interest	10,399	10,300	42,415	39,123
Funds From Operations attributable to common stockholders	19,114	18,456	59,630	53,073

Gain on extinguishment of debt	-	-	-	(1,481)
Impairment loss, net of taxes:
Provision for asset impairment	-	200	5,223	18,190
Provision for asset impairment included in equity in loss of unconsolidated joint venture	-	-	7,824	2,498
Other non-cash adjustments	99	-	940	-
Provision of income taxes:
Tax (benefit) expense related to current impairment charges, net of valuation allowance	-	-	(1,368)	147

Funds From Operations attributable to common stockholders, adjusted	$19,213	18,656	72,249	72,427
Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$0.01	0.05	(0.09)	0.01

Funds From Operations attributable to common stockholders per weighted average common share – basic and diluted	$0.21	0.21	0.67	0.62

Funds From Operations attributable to common stockholders, adjusted per common share – basic and diluted	$0.22	0.21	0.82	0.84

Distributions Declared, common stock	$12,678	12,628	50,589	49,008
Distributions Per Common Share	$0.14	0.14	0.57	0.57
Distributions / Funds From Operations Payout Ratio, adjusted	66.0%	67.7%	70.0%	67.7%
Weighted Average Commons Shares Outstanding, diluted	88,954	87,340	88,633	86,036

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010

Additional Information
Straight-line rents	$277	514	1,631	1,522
Amortization of lease intangibles	42	27	356	(96)
Amortization of deferred financing fees	861	865	3,667	2,377
Stock based compensation expense	96	119	397	353

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$2,353	2,453	8,277	8,296
Redevelopment	655	-	4,425	-

Non-maintenance / revenue generating cap ex
Tenant improvements	6,416	5,024	30,364	16,300
Leasing commissions	828	921	4,409	3,395

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

	As of December 31, 2011	As of December 31, 2010

Total assets, as reported	$1,159,906	1,254,841

Total assets, including unconsolidated joint ventures at 100%	$1,841,254	1,702,248

General and Administrative Expenses	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010

General and Administrative Expenses (G&A)	$3,846	3,250	14,656	13,735
G&A Expenses as a Percentage of Total Revenue	10.3%	7.4%	8.8%	8.3%
G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.8%	5.5%	6.2%	6.0%
Annualized G&A Expenses as a Percentage of Total Assets	1.3%	1.0%	1.3%	1.1%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.8%	0.8%	0.8%

Same Store Net Operating Income ("NOI")(Cash Basis) (1)	Three months ended December 31, 2011	Three months ended December 31, 2010	% Change	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010	% Change

Consolidated Portfolio (104 properties)

Same Store NOI	$24,235	22,288	8.7%	90,837	87,203	4.2%
Same Store NOI excluding lease termination income	$24,235	22,262	8.9%	90,279	87,021	3.7%

Unconsolidated Portfolio (at 100%) (13 properties)

Same Store NOI	$6,421	6,516	-1.5%	25,693	25,517	0.7%
Same Store NOI excluding lease termination income	$6,421	6,516	-1.5%	25,693	25,440	1.0%

Total Portfolio (including our pro rata share of unconsolidated NOI) (117 properties)

Same Store NOI	$27,446	25,546	7.4%	103,683	99,963	3.7%
Same Store NOI excluding lease termination income	$27,446	25,520	7.5%	103,125	99,742	3.4%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net income (loss) attributable to common stockholders is provided on page 33 of this supplemental financial information.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of December 31, 2011	As of September 30, 2011	As of December 31, 2010

Leased Occupancy (2)	92.0%	93.4%	92.9%
Financial Occupancy (3)	89.3%	87.5%	88.6%
Same Store Financial Occupancy	89.1%	88.2%	88.8%

Unconsolidated Occupancy (4)	As of December 31, 2011	As of September 30, 2011	As of December 31, 2010

Leased Occupancy (2)	95.7%	95.9%	95.8%
Financial Occupancy (3)	94.4%	93.4%	93.0%
Same Store Financial Occupancy	94.0%	92.5%	93.5%

Total Occupancy	As of December 31, 2011	As of September 30, 2011	As of December 31, 2010

Leased Occupancy (2)	92.7%	93.8%	93.3%
Financial Occupancy (3)	90.3%	88.5%	89.2%
Same Store Financial Occupancy	89.7%	88.7%	89.3%

Capitalization	As of December 31, 2011	As of December 31, 2010

Total Common Shares Outstanding	$88,992	87,838
Closing Price Per Share	7.61	8.80
Equity Market Capitalization Common Shares	677,229	772,974

Preferred Stock (at face value)	50,000	-

Total Debt (5)	921,036	956,864
Total Market Capitalization	$1,648,265	1,729,838

Debt to Total Market Capitalization	55.9%	55.3%

(1)

All occupancy calculations exclude seasonal tenants.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)

Unconsolidated occupancy is based on IRC percent ownership.

(5)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at December 31, 2011:

Fixed rate debt
Servicer	Property Name	Interest Rate at December 31, 2011	Maturity Date	Balance at December 31, 2011	Percent of Total Debt

Cohen Financial	Dunkirk Square	5.19%	08/2012	$4,050	0.58%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.93%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.41%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.78%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.89%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.43%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.25%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,636	2.37%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	10.22%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,823	2.69%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,403	0.77%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,511	0.21%
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,835	0.98%
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,504	0.21%
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,903	0.56%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,170	0.31%
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,250	0.61%
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,883	1.12%
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,638	2.52%
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	24,635	3.52%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,114	1.59%
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300	1.47%
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175	0.60%
Wells Fargo	Salem Square	6.03%	12/2020	4,897	0.70%
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289	0.90%
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443	0.92%
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443	0.92%
Wells Fargo	Deer Trace	6.03%	12/2020	9,691	1.38%
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825	1.54%
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237	1.60%
Archon Group	Bradley Commons	5.40%	01/2022	14,330	2.05%

Total/Weighted Average Fixed Rate Secured		5.54%		336,437	48.03%

Convertible Notes (2)		5.00%	11/2014	29,215	4.17%

Total/Weighted Average Fixed Rate		5.49%		365,652	52.20%

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at December 31, 2011	Maturity Date	Balance atDecember 31, 2011	Percent ofTotal Debt

Metropolitan Capital Bank	Corporate	6.00%	10/2012	$2,700	0.39%
Bank of America (1)	Edinburgh Festival	4.24%	12/2012	3,866	0.55%
Bank of America (1)	CarMax	4.24%	12/2012	9,711	1.39%
Bank of America (1)	Cliff Lake	4.24%	12/2012	3,955	0.56%
Bank of America (1)	Burnsville Crossing	4.24%	12/2012	3,778	0.54%
Bank of America (1)	Food 4 Less	4.24%	12/2012	2,711	0.39%
Bank of America (1)	Shingle Creek	4.24%	12/2012	1,933	0.28%
Bank of America (1)	Bohl Farm Marketplace	4.24%	12/2012	5,111	0.73%
Bank of America	Orchard Crossing	3.24%	08/2013	14,800	2.11%
Bank of America	Skokie Fashion Square	0.51%	12/2014	6,200	0.88%

Total/Weighted Average Variable Rate Secured		3.63%		54,765	7.82%

Term Loan		2.81%	06/2014	150,000	21.42%
Line of Credit Facility		2.81%	06/2014	80,000	11.42%
Term Loan		3.50%	11/2018	50,000	7.14%

Total/Weighted Average Variable Rate		3.05%		334,765	47.80%

Total/Weighted Average Debt		4.33%		$700,417	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,352.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Total Weighted Average Rate (2)	Percent of Total Debt

2012	$3,427	66,208	-		69,635	4.80%	9.94%
2013	3,963	14,800	-		18,763	3.24%	2.68%
2014	3,668	137,063	259,215	(3)(4)	399,946	3.79%	57.10%
2015	1,294	19,270	-		20,564	6.50%	2.94%
2016	1,262	-	-		1,262	-	0.18%
2017	1,250	44,895	-		46,145	5.05%	6.59%
2018	-	9,472	50,000		59,472	4.25%	8.49%
2019	-	-	-		-	-	-
2020	-	70,300	-		70,300	5.85%	10.04%
2021	-	-	-		-	-	-
2022	-	14,330	-		14,330	5.40%	2.04%

Total	$14,864	376,338	309,215		700,417	4.33%	100.00%

Total Debt Outstanding	December 31, 2011

Mortgage loans payable:
Fixed rate secured loans	$336,437
Variable rate secured loans	54,765
Unsecured fixed rate convertible notes (3) (4)	29,215
Unsecured line of credit facility and term loan	280,000

Total	$700,417

Percentage of Total Debt:	December 31, 2011

Fixed rate loans	52.20%
Variable rate loans	47.80%

Current Average Interest Rates (2):	December 31, 2011

Fixed rate loans	5.49%
Variable rate loans	3.05%
Total weighted average interest rate	4.33%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of December 31, 2011 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,352.

(4)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Roundy’s (2)	6	$4,915	4.54%	417,116	4.30%
Dominick's Finer Foods	6	4,746	4.38%	394,377	4.06%
Carmax	2	4,021	3.71%	187,851	1.94%
Supervalu, Inc. (3)	6	3,079	2.84%	350,966	3.62%
TJX Companies, Inc. (4)	10	2,676	2.47%	320,295	3.30%
PetSmart	8	2,477	2.29%	189,337	1.95%
Best Buy	4	2,465	2.28%	183,757	1.89%
Kroger (5)	3	2,086	1.93%	193,698	2.00%
The Sports Authority	3	1,851	1.71%	134,869	1.39%
Gordman’s	3	1,534	1.42%	148,630	1.53%
Michael’s	6	1,517	1.40%	133,389	1.37%
Dollar Tree (6)	15	1,430	1.32%	153,874	1.59%
Staples	5	1,421	1.31%	112,428	1.16%
Ulta	6	1,353	1.25%	67,905	0.70%
Party City	8	1,344	1.24%	93,620	0.96%
Retail Ventures, Inc. (DSW Warehouse)	3	1,327	1.22%	70,916	0.73%
Petco	6	1,234	1.14%	85,532	0.88%
Bally Total Fitness	2	1,140	1.05%	88,803	0.92%
The Gap (7)	7	1,116	1.03%	97,763	1.01%
Ross Dress for Less	5	1,102	1.02%	150,693	1.55%

Total		$42,834	39.55%	3,575,819	36.85%

Significant Retail Tenants (Unconsolidated) (1) (8)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	13	$9,455	15.84%	835,875	18.46%
TJX Companies, Inc. (4)	6	2,550	4.27%	193,002	4.26%
Walgreen’s	7	2,437	4.08%	101,423	2.24%
Roundy’s (2)	3	2,150	3.60%	184,991	4.09%
Bed Bath and Beyond (9)	5	1,820	3.05%	184,482	4.08%
Dominick's Finer Foods	2	1,600	2.68%	133,294	2.94%
Best Buy	1	1,530	2.56%	45,001	0.99%
Home Depot	1	1,243	2.08%	113,000	2.50%
Regal Cinemas	1	1,210	2.03%	73,000	1.61%
Michael’s	3	1,084	1.82%	71,883	1.59%
Retail Ventures, Inc. (DSW Warehouse)	2	1,034	1.73%	48,599	1.07%
Hobby Lobby	1	1,015	1.70%	56,390	1.25%
Dick's Sporting Goods	1	1,000	1.68%	100,000	2.21%
REI (Recreational Equipment Inc.)	1	971	1.63%	25,550	0.56%
Kroger (5)	2	904	1.51%	120,411	2.66%
Kohl’s	1	878	1.47%	83,000	1.83%
Barnes & Noble	2	858	1.44%	47,223	1.04%
The Gap (7)	3	778	1.30%	51,705	1.14%
Strack & Van Til	1	733	1.23%	56,192	1.24%
PetSmart	2	664	1.11%	53,620	1.18%
Harlem Furniture	1	628	1.05%	27,932	0.62%

Total		$34,542	57.86%	2,606,573	57.56%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Roundy’s (5), Pick ‘N Save (2), Super Pick ‘N Save (1), and Metro Market (1)

(3)

Includes Jewel (11) and Cub Foods (8)

(4)

Includes TJ Maxx (6), Marshall’s (9), and Home Goods Stores (1)

(5)

Includes Kroger (1) and Food 4 Less (4)

(6)

Includes Dollar Tree (14) and Deal$ (1)

(7)

Includes Old Navy (8), The Gap (1) and The Gap Factory Store (1)

(8)

Annualized rent shown includes joint venture partner’s pro rata share

(9)

Includes Bed Bath & Beyond (3) and Buy Buy Baby (2)

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	19	$12,534	7.46%	1,186,841	8.34%
Roundy’s (4)	9	7,065	4.21%	602,107	4.23%
Dominick's Finer Foods	8	6,345	3.78%	527,671	3.71%
TJX Companies, Inc. (5)	16	5,227	3.11%	513,297	3.61%
Carmax	2	4,021	2.39%	187,851	1.32%
Best Buy	5	3,995	2.38%	228,758	1.61%
PetSmart	10	3,141	1.87%	242,957	1.71%
Walgreen’s	10	3,088	1.84%	144,135	1.01%
Kroger (6)	5	2,990	1.78%	314,109	2.21%
Bed Bath & Beyond (7)	8	2,621	1.56%	278,118	1.95%
Michael’s	9	2,601	1.55%	205,272	1.44%
Retail Ventures, Inc. (DSW Warehouse)	5	2,361	1.41%	119,515	0.84%
Dick's Sporting Goods	3	2,065	1.23%	215,000	1.51%
The Gap (8)	10	1,893	1.13%	149,468	1.05%
The Sports Authority	3	1,851	1.10%	134,869	0.95%
OfficeMax	6	1,737	1.03%	144,596	1.02%
Party City	10	1,717	1.02%	118,788	0.83%
Dollar Tree (9)	17	1,692	1.01%	175,559	1.23%

Total		$66,944	39.86%	5,488,911	38.57%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel (11) and Cub Foods (8)

(4)

Includes Roundy’s (5), Pick ‘N Save (2), Super Pick ‘N Save (1) and Metro Market (1)

(5)

Includes TJ Maxx (6), Marshall’s (9), and Home Goods Stores (1)

(6)

Includes Kroger (1) and Food 4 Less (4)

(7)

Includes Bed Bath & Beyond (5) and Buy Buy Baby (3)

(8)

Includes Old Navy (8), The Gap (1) and The Gap Factory Store (1)

(9)

Includes Dollar Tree (16) and Deal$ (1)

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2012	6	71,298	0.73%	$897	0.77%	$12.58
2013	25	635,144	6.54%	6,097	5.23%	9.60
2014	24	869,075	8.95%	9,384	8.06%	10.80
2015	25	563,643	5.81%	5,832	5.01%	10.35
2016	23	466,312	4.80%	5,706	4.90%	12.24
2017	24	815,127	8.40%	10,063	8.64%	12.35
2018	9	319,565	3.29%	3,791	3.25%	11.86
2019	12	573,345	5.91%	5,468	4.69%	9.54
2020	13	376,421	3.88%	3,024	2.60%	8.03
2021+	50	1,501,005	15.47%	19,471	16.71%	12.97
Vacant	-	407,655	4.20%	-	-	-
TOTAL/WEIGHTED AVERAGE	211	6,598,590	67.98%	$69,733	59.86%	$11.26

ALL NON-ANCHOR LEASES (1)
M-T-M	26	55,527	0.57%	$849	0.73%	$15.29
2012	148	364,532	3.76%	5,640	4.84%	15.47
2013	159	426,885	4.40%	7,618	6.54%	17.85
2014	133	361,162	3.72%	6,204	5.33%	17.18
2015	136	374,129	3.86%	7,199	6.18%	19.24
2016	131	360,669	3.72%	6,460	5.55%	17.91
2017	59	190,006	1.96%	3,216	2.76%	16.93
2018	26	85,094	0.88%	1,871	1.61%	21.99
2019	19	79,517	0.82%	1,640	1.41%	20.62
2020	22	101,150	1.04%	1,843	1.58%	18.22
2021+	73	252,133	2.60%	4,218	3.61%	16.73
Vacant	-	455,620	4.69%	-	-	-
TOTAL/WEIGHTED AVERAGE	932	3,106,424	32.02%	$46,758	40.14%	$17.64

ALL LEASES
M-T-M	26	55,527	0.57%	$849	0.73%	$15.29
2012	154	435,830	4.49%	6,537	5.61%	15.00
2013	184	1,062,029	10.94%	13,715	11.77%	12.91
2014	157	1,230,237	12.67%	15,588	13.39%	12.67
2015	161	937,772	9.67%	13,031	11.19%	13.90
2016	154	826,981	8.52%	12,166	10.45%	14.71
2017	83	1,005,133	10.36%	13,279	11.40%	13.21
2018	35	404,659	4.17%	5,662	4.86%	13.99
2019	31	652,862	6.73%	7,108	6.10%	10.89
2020	35	477,571	4.92%	4,867	4.18%	10.19
2021+	123	1,753,138	18.07%	23,689	20.32%	13.51
Vacant	-	863,275	8.89%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,143	9,705,014	100.00%	$116,491	100.00%	$13.18

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	6,101	0.26%	$7	0.02%	$1.15
2012	5	50,075	2.14%	833	2.66%	16.64
2013	8	122,142	5.23%	1,436	4.59%	11.76
2014	10	134,482	5.76%	1,545	4.94%	11.49
2015	6	91,492	3.92%	984	3.15%	10.76
2016	10	217,891	9.32%	2,053	6.57%	9.42
2017	6	131,294	5.62%	1,880	6.01%	14.32
2018	8	181,187	7.76%	2,402	7.68%	13.26
2019	7	192,465	8.24%	2,759	8.84%	14.34
2020	9	214,362	9.18%	2,517	8.05%	11.74
2021+	22	440,935	18.87%	5,415	17.33%	12.28
Vacant	-	27,922	1.20%	-	-	-
TOTAL/WEIGHTED AVERAGE	92	1,810,348	77.50%	$21,831	69.84%	$12.25

ALL NON-ANCHOR LEASES (2)
M-T-M	11	8,539	0.37%	$159	0.51%	$18.62
2012	60	69,613	2.98%	1,410	4.51%	20.25
2013	45	54,046	2.31%	1,167	3.73%	21.59
2014	54	72,549	3.11%	1,333	4.26%	18.37
2015	40	47,652	2.04%	939	3.00%	19.71
2016	60	85,711	3.67%	1,817	5.81%	21.20
2017	18	28,999	1.24%	803	2.57%	27.69
2018	11	19,959	0.85%	481	1.54%	24.10
2019	10	14,821	0.63%	360	1.15%	24.29
2020	5	6,224	0.27%	162	0.52%	26.03
2021+	24	33,356	1.43%	799	2.56%	23.95
Vacant	-	84,018	3.60%	-	-	-
TOTAL/WEIGHTED AVERAGE	338	525,487	22.50%	$9,430	30.16%	$21.36

ALL LEASES
M-T-M	12	14,640	0.63%	$166	0.53%	$11.34
2012	65	119,688	5.12%	2,243	7.17%	18.74
2013	53	176,188	7.54%	2,603	8.32%	14.77
2014	64	207,031	8.87%	2,878	9.20%	13.90
2015	46	139,144	5.96%	1,923	6.15%	13.82
2016	70	303,602	12.99%	3,870	12.38%	12.75
2017	24	160,293	6.86%	2,683	8.58%	16.74
2018	19	201,146	8.61%	2,883	9.22%	14.33
2019	17	207,286	8.87%	3,119	9.99%	15.05
2020	14	220,586	9.45%	2,679	8.57%	12.14
2021+	46	474,291	20.30%	6,214	19.89%	13.10
Vacant	-	111,940	4.80%	-	-	-
TOTAL/WEIGHTED AVERAGE	430	2,335,835	100.00%	$31,261	100.00%	$14.06

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	6,101	0.05%	$7	-	$1.15
2012	11	121,373	1.01%	1,730	1.17%	14.25
2013	33	757,286	6.29%	7,533	5.10%	9.95
2014	34	1,003,557	8.33%	10,929	7.40%	10.89
2015	31	655,135	5.44%	6,816	4.61%	10.40
2016	33	684,203	5.68%	7,759	5.25%	11.34
2017	30	946,421	7.86%	11,943	8.08%	12.62
2018	17	500,752	4.16%	6,193	4.19%	12.37
2019	19	765,810	6.36%	8,227	5.57%	10.74
2020	22	590,783	4.91%	5,541	3.75%	9.38
2021+	72	1,941,940	16.13%	24,886	16.85%	12.82
Vacant	-	435,577	3.62%	-	-	-
TOTAL/WEIGHTED AVERAGE	303	8,408,938	69.84%	$91,564	61.97%	$11.48

ALL NON-ANCHOR LEASES (2)
M-T-M	37	64,066	0.53%	$1,008	0.68%	$15.73
2012	208	434,145	3.61%	7,050	4.77%	16.24
2013	204	480,931	3.99%	8,785	5.95%	18.27
2014	187	433,711	3.60%	7,537	5.10%	17.38
2015	176	421,781	3.50%	8,138	5.51%	19.29
2016	191	446,380	3.71%	8,277	5.60%	18.54
2017	77	219,005	1.82%	4,019	2.72%	18.35
2018	37	105,053	0.87%	2,352	1.59%	22.39
2019	29	94,338	0.78%	2,000	1.35%	21.20
2020	27	107,374	0.89%	2,005	1.36%	18.67
2021+	97	285,489	2.37%	5,017	3.40%	17.57
Vacant	-	539,638	4.49%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,270	3,631,911	30.16%	$56,188	38.03%	$18.17

ALL LEASES
M-T-M	38	70,167	0.58%	$1,015	0.68%	$14.47
2012	219	555,518	4.62%	8,780	5.94%	15.81
2013	237	1,238,217	10.28%	16,318	11.05%	13.18
2014	221	1,437,268	11.93%	18,466	12.50%	12.85
2015	207	1,076,916	8.94%	14,954	10.12%	13.89
2016	224	1,130,583	9.39%	16,036	10.85%	14.18
2017	107	1,165,426	9.68%	15,962	10.80%	13.70
2018	54	605,805	5.03%	8,545	5.78%	14.11
2019	48	860,148	7.14%	10,227	6.92%	11.89
2020	49	698,157	5.80%	7,546	5.11%	10.81
2021+	169	2,227,429	18.50%	29,903	20.25%	13.42
Vacant	-	975,215	8.11%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,573	12,040,849	100.00%	$147,752	100.00%	$13.35

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	15	165,270	$1,620	$1,736	$116	7.2%
per square foot			$9.80	$10.50	$0.70

2Q 2011	10	38,044	$413	$456	$43	10.4%
per square foot			$10.86	$11.99	$1.13

3Q 2011 (2)	14	94,551	$1,048	$1,133	$85	8.1%
per square foot			$11.08	$11.98	$0.90

4Q 2011	12	67,147	$716	$841	$125	17.5%
per square foot			$10.66	$12.52	$1.86

2011 Total	51	365,012	$3,797	$4,166	$369	9.7%
per square foot			$10.40	$11.41	$1.01

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	34	132,854	$1,845	$1,927	$82	4.4%
per square foot			$13.89	$14.50	$0.61

2Q 2011	40	265,068	$2,881	$3,207	$326	11.3%
per square foot			$10.87	$12.10	$1.23

3Q 2011 (2)	34	145,375	$1,760	$1,852	$92	5.2%
per square foot			$12.11	$12.74	$0.63

4Q 2011	39	219,659	$2,806	$3,042	$236	8.4%
per square foot			$12.77	$13.85	$1.08

2011 Total	147	762,956	$9,292	$10,028	$736	7.9%
per square foot			$12.18	$13.14	$0.96

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)

The 3Q 2011 includes a reclassification from non-comparable to comparable that was revised in 4Q 2011

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	17	159,313	$-	$1,432
per square foot			$-	$8.99

2Q 2011 (2)	20	59,093	$-	$804
per square foot			$-	$13.61

3Q 2011 (3)	21	79,983	$-	$881
per square foot			$-	$11.01

4Q 2011	14	64,741	$-	$817
per square foot			$-	$12.62

2011 Total	72	363,130	$-	$3,934
per square foot			$-	$10.83

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)

The 2Q 2011 non comparable lease information was revised in 3Q 2011 due to a lease that was canceled in 3Q 2011.

(3)

The 3Q 2011 includes a reclassification from non-comparable to comparable that was revised in 4Q 2011.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2011	2	15,607	$290	$238	$(52)	-17.9%
per square foot			$18.58	$15.25	$(3.33)

2Q 2011	2	3,058	$62	$58	$(4)	-6.5%
per square foot			$20.27	$18.97	$(1.30)

3Q 2011	2	4,927	$81	$80	$(1)	-1.2%
per square foot			$16.44	$16.24	$(0.20)

4Q 2011	-	-	$-	$-	$-	-
per square foot			$-	$-	$-

2011 Total	6	23,592	$433	$376	$(57)	-13.2%
per square foot			$18.35	$15.94	$(2.41)

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2011	6	86,647	$1,153	$1,223	$70	6.1%
per square foot			$13.31	$14.11	$0.80

2Q 2011	13	110,323	$1,063	$1,171	$108	10.2%
per square foot			$9.64	$10.61	$0.97

3Q 2011	9	25,950	$329	$298	$(31)	-9.4%
per square foot			$12.68	$11.48	$(1.20)

4Q 2011	17	107,661	$1,813	$1,872	$59	3.3%
per square foot			$16.84	$17.39	$0.55

2011 Total	45	330,581	$4,358	$4,564	$206	4.7%
per square foot			$13.18	$13.81	$0.63

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	2	4,177	$-	$70
per square foot			$-	$16.76

2Q 2011	1	1,600	$-	$25
per square foot			$-	$15.63

3Q 2011	7	16,933	$-	$184
per square foot			$-	$10.87

4Q 2011	9	19,621	$-	$329
per square foot			$-	$16.77

2011 Total	19	42,331	$-	$608
per square foot			$-	$14.36

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	17	180,877	$1,910	$1,974	$64	3.4%
per square foot			$10.56	$10.91	$0.35

2Q 2011	12	41,102	$475	$514	$39	8.2%
per square foot			$11.56	$12.51	$0.95

3Q 2011 (3)	16	99,478	$1,129	$1,213	$84	7.4%
per square foot			$11.35	$12.19	$0.84

4Q 2011	12	67,147	$716	$841	$125	17.5%
per square foot			$10.66	$12.52	$1.86

2011 Total	57	388,604	$4,230	$4,542	$312	7.4%
per square foot			$10.89	$11.69	$0.80

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	40	219,501	$2,997	$3,150	$153	5.1%
per square foot			$13.65	$14.35	$0.70

2Q 2011	53	375,391	$3,944	$4,379	$435	11.0%
per square foot			$10.51	$11.67	$1.16

3Q 2011 (3)	43	171,325	$2,089	$2,150	$61	2.9%
per square foot			$12.19	$12.55	$0.36

4Q 2011	56	327,320	$4,619	$4,914	$295	6.4%
per square foot			$14.11	$15.01	$0.90

2011 Total	192	1,093,537	$13,649	$14,593	$944	6.9%
per square foot			$12.48	$13.34	$0.86

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)

The 3Q 2011 includes a reclassification from non-comparable to comparable that was revised in 4Q 2011

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	19	163,490	$-	$1,502
per square foot			$-	$9.19

2Q 2011 (3)	21	60,693	$-	$829
per square foot			$-	$13.66

3Q 2011 (4)	28	96,916	$-	$1,065
per square foot			$-	$10.99

4Q 2011	23	84,362	$-	$1,146
per square foot			$-	$13.58

2011 Total	91	405,461	$-	$4,542
per square foot			$-	$11.20

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)

The 2Q 2011 non comparable lease information was revised in 3Q 2011 due to a lease that was canceled in 3Q 2011.

(4)

The 3Q 2011 includes a reclassification from non-comparable to comparable that was revised in 4Q 2011

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended December 31, 2011

 (In thousands except per share and square footage data)

4th Quarter 2011 Leasing Activity (1)

(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	11	1	12
Gross Leasable Area (Sq.Ft.)	40,862	26,285	67,147
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.47	6.40	12.52

Renewals	Non- Anchors	Anchors	Total

Number of Leases	34	5	39
Gross Leasable Area (Sq.Ft.)	78,172	141,487	219,659
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.32	10.83	13.85

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	13	1	14
Gross Leasable Area (Sq.Ft.)	39,741	25,000	64,741
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.36	8.25	12.62

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	58	7	65
Gross Leasable Area (Sq.Ft.)	158,775	192,772	351,547
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.59	9.89	13.37

(1)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended December 31, 2011

 (In thousands except per share and square footage data)

4th Quarter 2011 Leasing Activity (1) (2)

(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	-	-	-
Gross Leasable Area (Sq.Ft.)	-	-	-
Base Rent/Sq.Ft. ($/Sq.Ft.)	$-	-	-

Renewals	Non- Anchors	Anchors	Total

Number of Leases	16	1	17
Gross Leasable Area (Sq.Ft.)	37,661	70,000	107,661
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.83	15.00	17.39

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	9	-	9
Gross Leasable Area (Sq.Ft.)	19,621	-	19,621
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.77	-	16.77

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	25	1	26
Gross Leasable Area (Sq.Ft.)	57,282	70,000	127,282
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.10	15.00	17.29

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended December 31, 2011

 (In thousands except per share and square footage data)

4th Quarter 2011 Leasing Activity (1) (2)

(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	11	1	12
Gross Leasable Area (Sq.Ft.)	40,862	26,285	67,147
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.47	6.40	12.52

Renewals	Non- Anchors	Anchors	Total

Number of Leases	50	6	56
Gross Leasable Area (Sq.Ft.)	115,833	211,487	327,320
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.13	12.21	15.01

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	22	1	23
Gross Leasable Area (Sq.Ft.)	59,362	25,000	84,362
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.83	8.25	13.58

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	83	8	91
Gross Leasable Area (Sq.Ft.)	216,057	262,772	478,829
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.26	11.25	14.41

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011 and 2010

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2011 and 2010, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and twelve months ended December 31, 2011 and 2010.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended December 31,2011	Three months ended December 31, 2010	% Change	Twelve months ended December 31,2011	Twelve months ended December 31, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 104 properties
Rental income	$24,793	24,562	0.9%	98,132	97,268	0.9%
Tenant recovery income	5,129	9,541	-46.2%	33,393	35,315	-5.4%
Other property income	500	401	24.7%	2,324	1,788	30.0%
"Other investment properties”
Rental income	3,505	5,304		18,981	18,102
Tenant recovery income	1,092	2,176		6,196	7,455
Other property income	49	107		186	241
Total rental income and additional income	$35,068	42,091		159,212	160,169

Property operating expenses:
"Same store" investment properties, 104 properties
Property operating expenses	$3,860	6,431	-40.0%	19,754	21,086	-6.3%
Real estate tax expense	2,327	5,785	-59.8%	23,258	26,082	-10.8%
"Other investment properties"
Property operating expenses	844	1,503		4,149	3,769
Real estate tax expense	1,159	1,678		5,272	6,390
Total property operating expenses	$8,190	15,397		52,433	57,327

Property net operating income
"Same store" investment properties	$24,235	22,288	8.7%	90,837	87,203	4.2%
"Other investment properties"	2,643	4,406		15,942	15,639
Total property net operating income	$26,878	26,694		106,779	102,842

Other income:
Straight-line rents	$277	514		1,631	1,522
Amortization of lease intangibles	42	27		356	(96)
Other income	257	365		2,438	4,563
Fee income from unconsolidated joint ventures	1,787	1,156		6,027	3,578
Gain (loss) on change in control of investment property	-	(104)		(1,400)	5,018
Gain on sale of joint venture interest	453	1,693		1,366	4,555
Gain on extinguishment of debt	-	-		-	1,481

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(522)	216		632	(719)
Bad debt expense	(559)	(1,459)		(4,012)	(6,287)
Depreciation and amortization	(12,096)	(11,847)		(50,303)	(44,188)
General and administrative expenses	(3,846)	(3,250)		(14,656)	(13,735)
Interest expense	(9,133)	(10,782)		(41,668)	(36,293)
Provision for asset impairment	(2,841)	(200)		(8,064)	(18,190)
Equity in earnings (loss) of unconsolidated ventures	196	(173)		(8,124)	(4,365)

Income (loss) from continuing operations	893	2,850		(8,998)	(314)
Income from discontinued operations	978	1,242		1,944	1,838
Net income (loss)	1,871	4,092		(7,054)	1,524

Less: Net income attributable to the noncontrolling interest	(19)	(74)		(130)	(306)
Net income (loss) attributable to Inland Real Estate Corporation	1,852	4,018		(7,184)	1,218

Dividends on preferred shares	(948)	-		(948)	-
Net income (loss) attributable to common stockholders	$904	4,018		(8,132)	1,218

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011 and 2010

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended December 31, 2011	Three months ended December 31, 2010	% Change	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 13 properties
Rental income	$7,399	7,327	1.0%	29,580	29,445	0.5%
Tenant recovery income	2,632	2,278	15.5%	13,876	12,873	7.8%
Other property income	69	63	9.5%	282	319	-11.6%
"Other investment properties”
Rental income	6,749	4,946		18,969	19,067
Tenant recovery income	2,245	551		6,553	2,867
Other property income	35	80		108	179
Total rental income and additional income	$19,129	15,245		69,368	64,750

Property operating expenses:
"Same store" investment properties, 13 properties
Property operating expenses	$1,434	1,773	-19.1%	6,636	6,476	2.5%
Real estate tax expense	2,245	1,379	62.8%	11,409	10,644	7.2%
"Other investment properties"
Property operating expenses	1,415	546		4,257	3,152
Real estate tax expense	1,879	218		5,150	2,238
Total property operating expenses	$6,973	3,916		27,452	22,510

Property net operating income
"Same store" investment properties	$6,421	6,516	-1.5%	25,693	25,517	0.7%
"Other investment properties"	5,735	4,813		16,223	16,723
Total property net operating income	$12,156	11,329		41,916	42,240

Other income:
Straight-line rents	$260	354		926	814
Amortization of lease intangibles	46	(58)		(278)	145
Other income	1,282	446		2,790	2,868
Gain on extinguishment of debt	-	-		-	750

Other expenses:
Bad debt expense	(343)	(175)		(1,113)	(589)
Depreciation and amortization	(8,294)	(7,768)		(28,493)	(29,745)
General and administrative expenses	(872)	(657)		(1,785)	(1,587)
Interest expense	(4,995)	(4,957)		(17,333)	(21,736)
Provision for asset impairment	-	-		(17,387)	(5,550)

Loss from continuing operations	$(760)	(1,486)		(20,757)	(12,390)

Inland Real Estate Corporation

Supplemental Financial Information

For the twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/11/11	Joffco Square (2)	Chicago	IL	95,204	$23,800	7.15%	83%	Best Buy Bed, Bath and Beyond	2008
03/24/11	Mariano’s Fresh Market (3)	Arlington Heights	IL	66,393	20,800	7.41%	100%	Mariano’s Fresh Market	2010
04/15/11	Bank of America (3) (4)	Portland	OR	-	2,420	6.00%	-	None	2004
04/15/11	BB&T Bank (3)	Apopka	FL	2,931	1,547	6.90%	100%	None	1986
04/15/11	AT&T (3)	Crestview	FL	3,476	1,883	7.20%	100%	None	2010
04/15/11	CVS (3)	San Antonio	TX	13,813	5,422	7.00%	100%	CVS	2003
04/15/11	Advance Auto Parts (3)	Lawrenceville	GA	7,064	1,927	7.25%	100%	None	2007
04/15/11	Mimi’s Café (3)	Brandon	FL	7,045	2,888	7.60%	100%	None	2003
04/15/11	Ryan’s Restaurant (3)	Columbia	SC	10,162	3,208	7.95%	100%	Ryan’s Steakhouse	2002
04/15/11	Applebee’s (3)	Lewisville	TX	5,911	3,181	7.85%	100%	None	1994
04/15/11	Capital One (3) (5)	Houston	TX	-	1,500	6.00%	-	None	2008
04/15/11	Walgreens (3)	St. Louis	MO	14,490	5,405	6.84%	100%	Walgreen’s	2003
04/15/11	Verizon (3)	Monroe	NC	4,500	2,979	7.25%	100%	None	2010
04/15/11	Walgreens (3)	Milwaukee	WI	15,120	5,070	7.25%	100%	Walgreen’s	2000
04/15/11	Dollar General (3)	Fort Worth	TX	9,142	1,419	7.35%	100%	None	2010
04/15/11	Applebee’s (3)	Eagan	MN	5,285	2,432	7.40%	100%	None	1992
04/15/11	Taco Bell (3)	Port St. Lucie	FL	2,049	2,623	7.70%	100%	None	2009
04/15/11	Buffalo Wild Wings (3)	San Antonio	TX	6,974	3,027	7.70%	100%	None	2010
06/02/11	Red Top Plaza (2)	Libertyville	IL	151,840	19,762	7.39%	81%	Jewel Food Stores	1981/1990
06/14/11	Walgreens (3)	Normal	IL	14,490	5,055	7.22%	100%	Walgreen’s	2009
06/14/11	Walgreens (3)	Spokane	WA	14,490	5,764	7.20%	100%	Walgreen’s	2002
06/14/11	Walgreens (3)	Villa Rica	GA	13,650	4,583	7.20%	100%	Walgreen’s	2008
06/14/11	Walgreens (3)	Waynesburg	PA	14,820	5,402	7.20%	100%	Walgreen’s	2008
06/14/11	Walgreens (3)	Somerset	MA	13,650	6,549	7.10%	100%	Walgreen’s	2011
06/14/11	Walgreens (3)	Gallup	NM	14,820	4,674	7.19%	100%	Walgreen’s	2005
09/21/11	Champlin Marketplace (2)	Champlin	MN	88,577	13,200	6.40%	89%	Cub Foods	1999,2005
11/01/11	Bradley Commons	Bradley	IL	174,782	25,820	7.45%	93%	Shoe Carnival Ulta Bed, Bath & Beyond Dick’s Sporting Goods Petco	2007/2011

Inland Real Estate Corporation

Supplemental Financial Information

For the twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Property Acquisitions (continued)

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

11/29/11	Brownstones Shopping Center (2)	Brookfield	WI	137,821	$24,100	7.0%	96%	Metro Market TJ Maxx	1989/2009
12/07/11	Elston Plaza (2)	Chicago	IL	88,218	18,900	6.75%	90%	Jewel Food Stores O’Reilly Auto Parts	1983/2010
12/15/11	Turfway Commons (2)	Florence	KY	105,471	12,980	8.37%	95%	Babies R Us Michaels Guitar Center Half Price Books	1993/2007
				1,102,188	$238,320

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale
02/14/11	Schaumburg Golf Road Retail	Schaumburg	IL	9,988	$2,150	$197
08/24/11	Park Center Plaza (partial)	Tinley Park	IL	61,000	3,000	358
10/07/11	Rose Plaza East and West	Naperville	IL	25,993	5,050	895
10/28/11	Orland Park Retail	Orland Park	IL	8,500	975	59
				105,481	$11,175	$1,509

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
03/01/11	Byerly’s Burnsville	Burnsville	MN	72,339	$8,170
03/08/11	The Shops of Plymouth Town Center	Plymouth	MN	84,003	9,489
06/02/11	Village Ten Center	Coon Rapids	MN	211,472	14,569
09/19/11	Stuart’s Crossing	St. Charles	IL	85,529	12,294
11/09/11	Quarry Retail	Minneapolis	MN	281,458	36,206
11/15/11	Caton Crossing	Plainfield	IL	83,792	12,269
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	26,966
				995,753	$119,963

(1)

The cap rate disclosed is as of the time of acquisition.

(2)

This property was acquired through our joint venture with PGGM.

(3)

This property was acquired through our joint venture with IPCC.

(4)

The purchase price of this property includes a 4,700 square foot ground lease with Bank of America.  Ground lease square footage is not included in our GLA.

(5)

The purchase price of this property includes a 5,300 square foot ground lease with Capital One.  Ground lease square footage is not included in our GLA.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(2,023)	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,680)	4,000
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(936)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	(38)	5,844
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(2,889)	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	(1,745)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,200)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	177	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,445	50.0%	15,491	21,140
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	105,642	50.0%	2,478	6,583
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,320	4,528
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,489	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	2,860	5,472

					2,269,323		$18,304	$90,467

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Midland Loan Services	Chatham Ridge	4.94% Fixed	April 2012	$15,000
Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Mapleview Shopping Center	5.58% Fixed	April 2013	12,593
Wachovia Securities	Mapleview Shopping Center / Regal Showplace	5.66% Fixed	April 2013	2,484
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,147
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	10,943
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,687
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500
Principal Bank	Shoppes at Mill Creek	5.00% Fixed	May 2016	8,000
C-III Asset Management	Orland Park Place	5.55% Fixed	September 2021	42,280
Prudential Insurance	Randall Square	4.00% Fixed	January 2019	16,500

Total / Weighted Average		5.40% Fixed		$180,934

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing	Elk Grove Village	IL	82,929	55%	$2,203	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	2,273	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	4,103	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,538	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	7,674	7,865
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	3,275	3,190
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	5,648	7,200
03/01/11	INP Retail LP	Byerly’s Burnsville	Burnsville	MN	72,339	55%	2,022	-
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(180)	2,860
06/02/11	INP Retail LP	Red Top Plaza	Libertyville	IL	151,840	55%	4,229	6,270
06/02/11	INP Retail LP	Village Ten Center	Coon Rapids	MN	211,472	55%	2,027	4,565
09/19/11	INP Retail LP	Stuart’s Crossing	St. Charles	IL	85,529	55%	(94)	3,850
09/21/11	INP Retail LP	Champlin Marketplace	Champlin	MN	88,577	55%	7,466	-
11/09/11	INP Retail LP	Quarry Retail	Minneapolis	MN	281,458	55%	(2,849)	8,690
11/15/11	INP Retail LP	Caton Crossing	Plainfield	IL	83,792	55%	(530)	4,235
11/18/11	INP Retail LP	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,086)	6,883
11/29/11	INP Retail LP	Brownstones Shopping Center	Brookfield	WI	137,821	55%	13,556	7,290
12/07/11	INP Retail LP	Elston Plaza	Chicago	IL	88,218	55%	11,140	5,808
12/15/11	INP Retail LP	Turfway Commons	Florence	KY	105,471	55%	7,300	-
					2,171,684		$67,715	$68,706

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Cohen Financial	Quarry Retail	5.19% Fixed	August 2012	$15,800
Cohen Financial	Stuart’s Crossing	5.27% Fixed	December 2012	7,000
Principal Bank	Diffley Marketplace	3.94% Fixed	November 2015	5,800
John Hancock Life Ins.	The Point at Clark	5.05% Fixed	September 2017	14,300
Metlife Insurance Company	Woodfield Plaza	5.05% Fixed	December 2017	12,514
Prudential Insurance	Brownstones Shopping Center	3.85% Fixed	January 2019	13,255
Prudential Insurance	Elston Plaza	3.85% Fixed	January 2019	10,560
C-III Asset Management	The Shops of Plymouth Town Center	5.83% Fixed	March 2021	5,200
Wells Fargo	Joffco Square	5.84% Fixed	March 2021	13,090
C-III Asset Management	Village Ten Center	5.17% Fixed	June 2021	8,300
Midland Loan Services	Caton Crossing	5.19% Fixed	June 2021	7,700
C-III Asset Management	Red Top Plaza	5.55% Fixed	September 2021	11,400

Total / Weighted Average		4.98% Fixed		$124,919

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

(2)

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt(1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,320	$-

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$-	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	-	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	-	11,470

					111 Acres		$-	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America (2)	4.29% Variable	July 2011	$13,169
Bank of America	1.80% Variable	September 2012	4,300
Bank of America (2)	4.29% Variable	July 2011	3,549
Bank of America (2)	4.29% Variable	July 2011	13,819

Total / Weighted Average	3.98% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,346	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,754	6,248

					71 Acres		$11,100	$8,543

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

PNC Bank (3)	4.28% Variable	December 2011	$7,350
Inland Boise, LLC	6.00% Variable	October 2012	2,700

Total / Weighted Average	4.74% Variable		$10,050

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

This loan matured in July 2011.  The joint venture is currently working with the lender to extend this debt.  The joint venture has continued to make monthly debt service payments and the lender has not taken any negative actions with regards to this matured debt.

3)

This loan matured in December 2011.  The joint venture is currently working with the lender to extend this debt.  The joint venture has continued to make monthly debt service payments and the lender has not taken any negative actions with regards to this matured debt.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	3.30% Variable	October 2012	$22,105

Joint Venture with Inland Private Capital Corporation (“IPCC”)

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/14/11	IRC/IREX Venture II	Pharmacy Portfolio II (2)	Various	Various	85,920	8%	$767	$1,730

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Starwood Capital Trust	5.65% Fixed	June 2021	$21,636

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IPCC Joint Venture Property Status

Property (1)	Location	% Sold	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the twelve months ended December 31, 2011

University of Phoenix	Meridian, ID	100%	$221	$201
National Retail Portfolio (2)	Various	100%	551	551
Mariano’s Fresh Market	Arlington Heights, IL	100%	510	510
National Net Leased Portfolio (3)	Various	100%	1,154	1,154
Pharmacy Portfolio II (4)	Various	92%	800	738

			$3,236	$3,154

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the National Retail Portfolio, which includes the four properties Copp’s, Sun Prairie WI, Harbor Square, Port Charlotte FL, Walgreen’s, Island Lake IL, and CVS, Elk Grove CA, were sold together as a package.

(3)

The interests in the National Net Leased Portfolio, which includes the 16 properties, Bank of America, Portland OR, BB&T Bank, Apopka FL, AT&T, Crestview FL, CVS, San Antonio TX, Advance Auto Parts, Lawrenceville GA, Mimi’s Café, Brandon FL, Ryan’s Restaurant, Columbia SC, Applebee’s, Lewisville TX, Capital One, Houston TX, Walgreens, St. Louis MO, Verizon, Monroe NC, Walgreens, Milwaukee WI, Dollar General, Fort Worth TX, Applebee’s, Eagan MN, Taco Bell, Port St. Lucie FL, and Buffalo Wild Wings, San Antonio TX, were sold together as a package.

(4)

The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	December 31, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$47,007	16,415
Investment in real estate	630,223	470,556
Acquired lease intangibles, net	71,955	36,253
Accounts and rents receivable	20,010	20,573
Restricted cash	13,475	16,080
Deferred costs, net	5,288	3,913
Other assets	6,491	4,262

Total assets	$794,449	568,052

Liabilities:
Accounts payable and accrued expenses	$31,122	19,795
Acquired lease intangibles, net	17,021	8,797
Mortgage payable	394,481	281,496
Other liabilities	11,028	16,384

Total liabilities	453,652	326,472

Total equity	340,797	241,580

Total liabilities and equity	$794,449	568,052

Investment in and advances to unconsolidated joint ventures	$101,670	103,616

Unconsolidated joint ventures had mortgages payable of $394,481 and $281,496 as of December 31, 2011 and 2010, respectively.  The Company’s proportionate share of these loans was $220,619 and $168,678 as of December 31, 2011 and 2010, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010
Revenues:
Rental income	$14,454	12,569	49,197	49,471
Tenant recoveries	4,877	2,829	20,429	15,740
Other property income	104	143	390	498

Total revenues	19,435	15,541	70,016	65,709

Expenses:
Property operating expenses	3,192	2,494	12,006	10,217
Real estate tax expense	4,124	1,597	16,559	12,882
Depreciation and amortization	8,294	7,768	28,493	29,745
Provision for impairment	-	-	17,387	5,550
General and administrative expenses	872	657	1,785	1,587

Total expenses	16,482	12,516	76,230	59,981

Operating income (loss)	2,953	3,025	(6,214)	5,728

Other income	1,282	446	2,790	3,618
Interest expense	(4,995)	(4,957)	(17,333)	(21,736)

Loss from continuing operations	$(760)	(1,486)	(20,757)	(12,390)

IRC’s pro rata share (a)	$196	(173)	(8,124)	(4,365)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	December 31, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$23,346	8,393
Investment in real estate	346,501	280,335
Acquired lease intangibles, net	37,007	19,467
Accounts and rents receivable	9,495	9,273
Restricted cash	3,872	5,640
Deferred costs, net	2,570	2,332
Other assets	2,328	2,048

Total assets	$425,119	327,488

Liabilities:
Accounts payable and accrued expenses	$15,030	11,213
Acquired lease intangibles, net	8,968	4,594
Mortgage payable	220,619	168,678
Other liabilities	5,268	6,708

Total liabilities	249,885	191,193

Total equity	175,234	136,295

Total liabilities and equity	$425,119	327,488

Investment in and advances to unconsolidated joint ventures	$101,670	103,616

Inland Real Estate Corporation

Supplemental Financial Information

For the three and twelve months ended December 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended December 31, 2011	Three months ended December 31, 2010	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010
Revenues:
Rental income	$7,277	5,308	25,030	21,997
Tenant recoveries	2,541	1,431	10,526	8,028
Other property income	54	40	198	215

Total revenues	9,872	6,779	35,754	30,240

Expenses:
Property operating expenses	1,201	796	4,754	4,098
Real estate tax expense	2,148	818	8,535	6,566
Depreciation and amortization	4,260	3,485	14,653	13,642
Provision for impairment	-	-	7,824	2,498
General and administrative expenses	356	486	628	970

Total expenses	7,965	5,585	36,394	27,774

Operating income (loss)	1,907	1,194	(640)	2,466

Other income	800	705	1,381	2,943
Interest expense	(2,511)	(2,072)	(8,865)	(9,774)

Income (loss) from continuing operations	$196	(173)	(8,124)	(4,365)

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property List

As of December 31, 2011, we owned 108 investment properties, comprised of 22 single-user retail properties, 45 Neighborhood Retail Centers, 15 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of Florida (1), Illinois (66), Indiana (7), Michigan (1), Minnesota (22), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1), and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

10th Street Center (f/k/a Cub Foods) Indianapolis, IN	67,541	03/99	1991	0%	None

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%(3)	Bally Total Fitness (3)

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

Home Goods Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Michael’s Coon Rapids, MN	24,240	07/02	2001	100%	Michael’s

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (4)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	85%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	15,726	05/98	1983	100%	Deal$

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997/1998	97%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	97%	Butera Finer Foods

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	96%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	99%	Dominick’s Finer Foods

Dunkirk Square Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	78%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	93%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	81%	Walgreen’s (4)

Gateway Square Hinsdale, IL	40,115	03/99	1985	80%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	100%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hammond Mills Hammond, IN	7,488	12/98	1998/2011	73%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	82%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	90%	Dominick's Finer Foods
					Deal$
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	74%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	72%	Planet Fitness
					Xilin Association
					Big Lots
Medina Marketplace Medina, OH	92,446	12/02	1956/2010	100%	Giant Eagle, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	88%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	81%	Food 4 Less
					O’Reilys Automotive
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	40%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	85%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	88%	Dollar Tree
					Spree Look Good, Do Good

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Park Square Brooklyn Park, MN	136,664	08/02	1986/1988/ 2006	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988/2000	81%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	98% (3)	Food 4 Less
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	65%	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	91%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	100% (3)	Michael’s Fresh Market

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	Bally Total Fitness
					Conway
St. James Crossing Westmont, IL	49,994	03/98	1990	56%	None

Townes Crossing Oswego, IL	105,989	08/02	1988	89%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	96% (3)	Dominick's Finer Foods (3)
					Walgreen’s
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	100%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	72%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	80%	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	73%	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	258,720	04/98	1978	90%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	99%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	93%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	169,915	03/98	1987/2009	86% (3)	Office Depot (3)
					X-Sport Gym
					Tuesday Morning
					Factory Card Outlet
					JoAnn Stores
					Oakridge Hobbies & Toys
Four Flaggs Niles, IL	304,603	11/02	1973/1998/ 2010	100%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
					Old Navy Shoe Carnival
Four Flaggs Annex Niles, IL	21,425	11/02	1973/2001/ 2010	100%	Party City

Lake Park Plaza Michigan City, IN	114,867	02/98	1990	82%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	Tampico Fresh Market

Orchard Crossing Ft. Wayne, IN	118,244	04/07	2008	85%	Gordman’s
					Dollar Tree
Park Center Tinley Park, IL	128,390	12/98	1988	81%	Charter Fitness
					Chuck E. Cheese
					Old Country Buffet
					Sears Outlet
Skokie Fashion Square Skokie, IL	84,580	12/97	1984/2010	46%	Ross Dress for Less

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	93%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	91% (3)	Marshall’s
					Party City (3)

Power Centers

Baytowne Shoppes/Square Champaign, IL	118,305	02/99	1993	90%	Staples
					PetSmart
					Party City
					Citi Trends
					Ulta
Bradley Commons Bradley, IL	174,782	11/11	2007/2011	93%	Shoe Carnival
					Ulta
					Bed, Bath & Beyond
					Dick’s Sporting Goods
					Petco

Crystal Point Crystal Lake, IL	357,914	07/04	1976/1998	95%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Ross Dress for Less
					The Fresh Market
Deer Trace Kohler, WI	149,924	07/02	2000	98%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree Ulta
Deer Trace II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,853	10/98	1995	100%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Old Country Buffet Jo Ann Stores
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	8%	None

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Mankato Heights Mankato, MN	155,173	04/03	2002	94%	TJ Maxx
					Michael’s
					Old Navy
					Pier 1 Imports
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	214,455	01/97	1992/2004	98% (3)	X-Sport Gym
					Office Depot (3)
					The Sports Authority
					Best Buy
					Ross Dress for Less
Naper West Naperville, IL	214,109	12/97	1985/2009	88%	Barrett’s Home Theater Store
					JoAnn Stores
					Sears Outlet
					Ross Dress for Less
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	Olympic Flame

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	100%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear
Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	100%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	308,862	07/97	1988/2011	90%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
					Gordman’s

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Rochester Marketplace Rochester, MN	70,213	09/03	2001/2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000/2001	100%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	90%	Michael’s

Shops at Orchard Place Skokie, IL	159,091	12/02	2000	97%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	97%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier 1 Imports
					Ross Medical Education Center
					Babies ‘R’ Us

Lifestyle Centers

Algonquin Commons Algonquin, IL	560,972	02/06	2004/2005	90%	PetSmart
					Office Max
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Charming Charlie
					Sears Outlet
					Ross Dress for Less
					Gordman’s
Total	9,705,014			89%

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

As of December 31, 2011, we owned 38 investment properties through our joint ventures, comprised of 7 Single User, 16 Neighborhood Retail Centers, 8 Community Centers and 7 Power Centers.  These investment properties are located in the states of Georgia (1), Illinois (21), Kentucky (1), Massachusetts (1), Minnesota (9), New Mexico (1), Pennsylvania (1), Washington (1) and Wisconsin (2).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

Walgreens Gallup, NM	14,820	06/11	2005	100%	Walgreen’s (4)

Walgreens Normal, IL	14,490	06/11	2010	100%	Walgreen’s (4)

Walgreens Somerset, MA	13,650	06/11	2011	100%	Walgreen’s (4)

Walgreens Spokane, WA	14,490	06/11	2002	100%	Walgreen’s (4)

Walgreens Villa Rica, GA	13,650	06/11	2008	100%	Walgreen’s (4)

Walgreens Waynesburg, PA	14,820	06/11	2008	100%	Walgreen’s (4)

Neighborhood Retail Centers

Byerly’s Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly’s Food Store
					Erik’s Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	95%(3)	Strack & Van Til

Champlin Marketplace Champlin, MN	88,577	09/11	1999/2005	89%	Cub Foods

Cobbler Crossing Elgin, IL	102,643	05/97	1993	91%	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	98%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	95%	Cub Foods

Mallard Crossings Elk Grove Village, IL	82,929	05/97	1993	95%	Food 4 Less

Mapleview Grayslake, IL	105,642	03/05	2000/2005	83%	Jewel Food Stores

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Stores
					Marshall’s
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	70%	Pier 1 Imports
					House of Brides
Red Top Plaza Libertyville, IL	151,840	06/11	1981/2008	81%	Jewel Food Stores

Regal Showplace Crystal Lake, IL	96,928	03/05	1998	98%	Regal Cinemas

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (3)	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	98%	Jewel Food Stores

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	91%	Jewel Food Stores

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods

Community Centers

Brownstones Shopping Center Brookfield, WI	137,821	11/11	1989/2009	96%	Metro Market
					TJ Maxx
Chatham Ridge Chicago, IL	175,991	02/00	1999	100%	Food 4 Less
					Marshall’s
					Bally Total Fitness
Elston Plaza Chicago, IL	88,218	12/11	1983/2010	90%	Jewel Food Stores
					O’Reilly Auto Parts
Greentree Centre & Outlot Racine, WI	169,268	02/05	1990/1993	94%	Pick ‘N Save
					K - Mart
Quarry Retail Minneapolis, MN	281,458	09/99	1997	100%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	98%	Walgreen's
					Conway
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Village Ten Center Coon Rapids, MN	211,472	08/03	2002	96%	Dollar Tree
					Life Time Fitness Cub Foods

Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	96%	Dominick’s Finer Foods
					Jewish Community Center
Power Centers

Joffco Square Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy
Orland Park Place Orland Park, IL	592,445	04/05	1980/1999	99%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby
					HH Gregg
					Ross Dress for Less
Randall Square Geneva, IL	216,107	05/99	1999	91%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael’s
					Party City
					Old Navy

The Point at Clark Chicago, IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse
					Marshall’s
					Michael’s

Turfway Commons Florence, KY	105,471	12/11	1993/2007	95%	Babies ‘R’ Us
					Half Price Books
					Guitar Center
					Michael’s
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973/1975/ 1997/2007	89%	Toys R Us
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby

Inland Real Estate Corporation

Supplemental Financial Information

As of December 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	95%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning

Total	4,526,927			95%

Total/Weighted Average	14,231,941			91%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which maybe different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.